                                                                [EXECUTION COPY]

     AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT,

                           dated as of August 31, 1999

                                      among

                              KEY COMPONENTS, LLC,

                                  as Borrower,

                          CERTAIN OF ITS SUBSIDIARIES,

                                 as Guarantors,

                         CERTAIN FINANCIAL INSTITUTIONS,

                                   as Lenders,

                                       and

                                SOCIETE GENERALE,

                            as Agent for the Lenders.

      AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

      THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of August 31, 1999 (this "Amendment"), among the following:

            (a) KEY COMPONENTS, LLC, a Delaware limited liability company (the "Borrower"),

            (b) each of the Subsidiaries of the Borrower identified under the caption "GUARANTORS" on the signature pages hereto (individually, a "Guarantor" and, collectively, the "Guarantors" and, together with the Borrower, the "Obligors"),

            (c) the various financial institutions as are parties hereto (collectively, the "Lenders"), and

            (d) SOCIETE GENERALE, as agent (in such capacity, the "Agent") for the Lenders,

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Guarantors, certain of the Lenders and the Agent have heretofore entered into a certain Amended and Restated Credit and Guaranty Agreement, dated as of January 19, 1999 (as amended from time to time, the "Credit Agreement"); and

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1.Certain Defined Terms. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "Agent" is defined in the preamble.

      "Amendment" is defined in the preamble.

      "Borrower" is defined in the preamble.

      "Credit Agreement" is defined in the first recital.

      "Force 10 Disposition" means the sale by the Borrower of all of its ownership interests in Force 10 Marine Ltd.

      "Guarantors" is defined in the preamble.

      "IP Acquisition" means any acquisition by the Borrower of rights with respect to copyrights, patents, trademarks or other forms of intellectual property which are, or could reasonably be expected to be, useful in a Permitted Business.

      "Lenders" is defined in the preamble.

      "Multiplex Disposition" means the sale by the Borrower of all of its ownership interests in Multiplex Technology, Inc.

      "New LLC Obligors" is defined in Section 3.1.

      "Obligors" is defined in the preamble.

      SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II

                                   AMENDMENTS

      SECTION 2.1. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

      SECTION 2.1.1. Definition of "EBITDA". The proviso of clause (d) of the definition of "EBITDA" in Section 1.1 of the Credit Agreement is amended to read as follows:

      "provided that (x) the amounts provided for in this clause (d) shall not be included in calculating 'EBITDA' for purposes of the definition of 'Excess Cash Flow' and (y) for purposes of this clause (d), the term 'Permitted Acquisition' shall not include any IP Acquisition."

      SECTION 2.1.2. Definition of "Force 10 Disposition". Section 1.1 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical sequence:

            "'Force 10 Disposition' means the sale by the Borrower of all of its ownership interests in Force 10 Marine Ltd."

      SECTION 2.1.3. Definition of "IP Acquisition". Section 1.1 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical sequence:

            "'IP Acquisition' means any acquisition by the Borrower of rights with respect to copyrights, patents, trademarks or other forms of intellectual property which are, or could reasonably be expected to be, useful in a Permitted Business."

      SECTION 2.1.4. Definition of "Multiplex Disposition". Section 1.1 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical sequence:

            "'Multiplex Disposition' means the sale by the Borrower of all of its ownership interests in Multiplex Technology, Inc."

      SECTION 2.1.5. Definition of "Permitted Acquisition". The definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            "'Permitted Acquisition' means

                  (x) any acquisition by the Borrower of all of the capital
            stock of, or all or substantially all of the assets of, any Person (or of all of a line of business or business segment of any Person) that was, immediately prior to such acquisition, in a Permitted Business, or

                  (y) any IP Acquisition,

      provided that the following conditions are met:

                  (a) at least ten Business Days prior to such Permitted
            Acquisition, the Borrower shall have furnished the Agent with the following:

                        (i) a description (in detail reasonably satisfactory to
                  the Agent) of such Permitted Acquisition;

                        (ii) a certificate of the chief financial officer of the
                  Borrower demonstrating pro forma compliance with, and projected compliance with, the covenants set forth in Article VII for the term hereof (including a reasonably detailed financial model supporting such certificate), which demonstration of projected compliance (and reasonably detailed financial model) shall not, in the case of any Permitted Acquisition that is an IP Acquisition, give effect to any anticipated cost savings from, or operating results generated as a result of, such IP Acquisition;

                        (iii) in the case of an IP Acquisition, a reasonably
                  detailed financial model of the Company giving effect to any anticipated cost savings or operating results arising from such IP Acquisition;

                        (iv) such other information relating to such Permitted
                  Acquisition as the Agent or any Lender may reasonably request (including, as applicable, audited financial information for the prior three fiscal years regarding the business to be acquired or, if no audited financial statements are available, financial statements certified by a senior financial officer of the relevant entity); and

                        (v) if a due diligence report is obtained by the
                  Borrower with respect to such Permitted Acquisition, a copy of such due diligence report (in scope and form reasonably acceptable to the Agent);

                  (b) after giving effect to such Permitted Acquisition, the
            Borrower shall be in compliance with its obligations under Sections 7.1.7, 7.1.9 and 7.1.12, and, if such Permitted Acquisition consists in whole or in part of a stock acquisition or other acquisition of equity interests, after giving effect thereto, the Borrower shall be in compliance with the provisions of Section 7.1.8;

                  (c) after giving effect to such Permitted Acquisition, the aggregate consideration paid or to be paid by the Obligors with respect to all Permitted Acquisitions made on or after the date of Amendment No. 2 hereto (including the aggregate amount of all Indebtedness assumed in connection with all such Permitted Acquisitions) shall not exceed the sum of the following:

                        (i) $10,000,000, plus

                        (ii) the aggregate amount of Net Equity Proceeds
                  received by the Obligors on and after the date of Amendment No. 2 hereto (other than any Compliance Capital), plus

                        (iii) the aggregate amount of Net Disposition Proceeds
                  and Net Debt Proceeds received by the Obligors on and after the date of Amendment No. 2 hereto (other than any Net Disposition Proceeds or Net Debt Proceeds used to acquire assets other than in connection with a Permitted Acquisition), to the extent that the same are permitted to be reinvested in a Permitted Acquisition pursuant to Section 3.1.2(c)(C), plus

                        (iv) the aggregate amount of Indebtedness assumed in
                  connection with all such Permitted Acquisitions (so long as such Indebtedness is permitted to be incurred under Section 7.2.2(d) or Section 7.2.2(i));

                  (d) immediately prior to such Permitted Acquisition and after giving effect thereto, no Default shall be continuing; and

                  (e) after giving effect to such Permitted Acquisition, the sum of (x) the Borrowing Base Amount as then in effect, minus (y) the aggregate outstanding amount of Revolving Loans and Letter of Credit Outstandings is greater than $5,000,000."

      SECTION 2.1.6. Definition of "Taxpayer(s)". The definition of "Taxpayer(s)" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

            "'Taxpayer(s)' means:

                  (a) with respect to any member of the Parent for any period during which such member is a pass through entity for federal income tax purposes, the stockholders, members or partners of such pass through entity, and

                  (b) with respect to any member of the Parent for any period during which such member is not a pass through entity for federal income tax purposes, such member."

      SECTION 2.1.7. Use of Proceeds. Section 4.10(a)(iii) of the Credit Agreement is amended in its entirety to read as follows:

            "(iii) to finance Permitted Acquisitions."

      SECTION 2.1.8. Application of Voluntary Prepayments of Term Loans. The penultimate sentence of Section 3.1.1 of the Credit Agreement is hereby amended to read as follows:

      "Each voluntary prepayment of any Term Loans made pursuant to this Section shall be applied, to the extent of such prepayment, as follows:

                  first, to the payment of the next scheduled installment of principal of the Term Loans as set forth in Section 3.1.2(b), and then, to the remaining installments of principal of the Term
            Loans ratably in accordance with the respective unpaid principal amounts thereof."

      SECTION 2.1.9. Mandatory Prepayments from Net Equity Proceeds. Section 3.1.2(c) of the Credit Agreement shall be amended to read as follows:

            "(c) the Borrower shall,

                  (i) on the date of receipt by it or any of its Subsidiaries of any Net Disposition Proceeds, Net Equity Proceeds or Net Debt Proceeds, apply 100% of all such Net Disposition Proceeds, Net Equity Proceeds or Net Debt Proceeds,

                  (ii) on the fifth Business Day following the receipt by it or any of its Subsidiaries of any Excess Insurance Proceeds, apply 100% of all such Excess Insurance Proceeds, and

                  (iii) on the date of delivery of the audited financial
            statements pursuant to clause (b) of Section 7.1.1 for each Fiscal Year, commencing with the Fiscal Year ending December 31, 1999 (but not later than the date such financial statements are required to be furnished to the Lenders), apply 75% of Excess Cash Flow for such Fiscal Year, as follows: (x) first, to make a mandatory prepayment of the Term Loans to be applied in the inverse order of the scheduled installments thereof, and
      (y) second, to make a mandatory prepayment of the Revolving Loans; provided, however, that no prepayment shall be required pursuant to subparagraph (c)(i) so long as:

                  (A) no Default or Event of Default has occurred and is
            occurring, and

                  (B) in the case of Net Equity Proceeds, such Net Equity
            Proceeds are reinvested or are planned to be reinvested by the Borrower or any of its Subsidiaries in a Permitted Acquisition, and

                  (C) in the case of Net Disposition Proceeds or Net Debt
            Proceeds, such Net Disposition Proceeds or Net Debt Proceeds are reinvested by the Borrower or any of its Subsidiaries in a Permitted Acquisition or in other assets no later than 180 days (or, in the case of Net Disposition Proceeds received in respect of the Force 10 Disposition or the Multiplex Disposition, 360 days) after their receipt; and"

      SECTION 2.1.10. Monthly Compliance Certificate. Section 7.1.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(a) as soon as available and in any event within 30 days after the end of each month of each Fiscal Year of the Borrower, a monthly financial report and consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such month and consolidated and consolidating statements of earnings of the Borrower and its Subsidiaries for such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth in each case in comparative form (x) the consolidated and consolidating figures for the corresponding date and periods of the previous Fiscal Year (giving pro forma effect to any consummated acquisitions) and (y) the corresponding consolidated and consolidating figures from the applicable budget referred to in Section 7.1.1(i) certified by the chief financial Authorized Officer of the Borrower in a manner acceptable to the Agent;

      SECTION 2.1.11. Basket for Purchase Money Indebtedness/Capitalized Lease Liabilities. Section 7.2.2(d) of the Credit Agreement is hereby amended in its entirety to reads as follows:

            "(d) Indebtedness (other than Indebtedness described in the immediately preceding clause (c)) in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding consisting of either:

                  (i) Indebtedness representing, or incurred to finance,
            refinance or refund, the cost (including the cost of construction) of any property or asset of any Obligor that is either

            (x) permitted to be acquired pursuant to Section 7.2.7 or (y) acquired in a Permitted Acquisition, or

                  (ii) Capitalized Lease Liabilities that are either (x)
            permitted to be incurred pursuant to Section 7.2.7 or (y) assumed in connection with a Permitted Acquisition;"

      SECTION 2.1.12. Basket for Other Indebtedness. Section 7.2.2(i) of the Credit Agreement is hereby amended by deleting the dollar amount "$2,000,000" appearing therein and substituting in its place the dollar amount "$5,000,000."

      SECTION 2.1.13. Restricted Payments. Section 7.2.6(a)(i)(A) of the Credit Agreement is hereby amended in its entirety to reads as follows:

                  "(A) during the period that the Borrower is disregarded or is treated as a pass through entity for U.S. federal income tax purposes and after such period to the extent relating to liability for such period, the Borrower may make cash distributions to the Taxpayers, or to the Parent for the benefit of the Taxpayers, in respect of each Estimation Period, in an aggregate amount not to exceed the Permitted Quarterly Tax Distribution; provided, that the amount of distributions made pursuant to this clause (A) will be excluded in the calculation of the amount of distributions pursuant to clause (B) below; and provided, further, that (1) within ten days following the Parent's filing of its required federal income tax return for the immediately preceding taxable year, the Tax Amounts CPA shall file with the Agent a written statement indicating in reasonable detail the calculation of the True-up Amount, (2) in the case of a True-up Amount due to the Taxpayers, the Permitted Quarterly Tax Distribution payable in respect of such Estimation Period shall be increased by such True-up Amount and (3) in the case of a True-up Amount due to the Borrower, the Permitted Quarterly Tax Distribution payable in respect of the immediately following Estimation Period shall be reduced by such True-up Amount and the excess, if any, of the True-up Amount over such Permitted Quarterly Tax Distribution shall be applied to reduce the immediately following Permitted Quarterly Tax Distributions until such True-up Amount is entirely offset;"

      SECTION 2.1.14. Permitted Acquisitions. Section 7.2.10(d) of the Credit Agreement is hereby amended to read as follows:

            "(d) the Borrower and its Subsidiaries may make Permitted Acquisitions."

      SECTION 2.1.15. Further Assurances. Section 7.1.12 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following sentence:

      "Anything in this Section 7.1.12 to the contrary notwithstanding, so long as no Default shall be continuing, the Borrower and its Subsidiaries will not be obligated to:

                  (i) file any Uniform Commercial Code financing statements:

                        (A) with respect to equipment (as that term is used in
                  the U.C.C.) that is not located at a place of business of the Borrower or any of its Subsidiaries, so long as (x) the aggregate value of all such equipment as to which no such financing statements have been filed does not exceed $1,000,000 and (y) the aggregate value of all such equipment at any one location does not exceed $200,000; or

                        (B) with respect to inventory (as that term is used in
                  the U.C.C.) that is work-in-process that is not located at a place of business of the Borrower or any of its Subsidiaries, so long as (x) the aggregate value of all such inventory as to which no such financing statements have been filed does not exceed $700,000 and (y) the aggregate value of all such inventory at any one location does not exceed $200,000; or

                  (ii) take any action to perfect the security interest created under the Guarantor Security Agreement in any equipment or inventory (as that term is used in the U.C.C.) that is located at a place of business of the Borrower or any of its Subsidiaries in the Kingdom of Thailand, so long as the aggregate value of all such equipment and inventory as to which the Lenders do not have a fully perfected security interest does not exceed $1,200,000."

      SECTION 2.2. Amendment to the Amended and Restated Pledge Agreement. Attachment I to the Amended and Restated Pledge Agreement is hereby amended in its entirety to read as Attachment I set forth in Schedule B hereto.

      SECTION 2.3. Guarantor Security Agreement. Schedules I, II, III, IV and V to the Guarantor Security Agreement are hereby amended by incorporating therein the information set forth in Schedules I, II, III, IV and V, respectively, of Schedule C hereto.

                                   ARTICLE III

                                     CONSENT

      SECTION 3.1. Consent to Reorganization. Subject to the satisfaction of the conditions precedent in Article IV hereof, the Lenders hereby consent to the merger of any or all of the Obligors listed in Schedule A hereto into the respective limited liability companies listed opposite their names on said Schedule A (the "New LLC Obligors"), with such limited liability companies being the successor entities of such mergers.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

      SECTION 4.1. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article IV.

      SECTION 4.1.1. Execution of Amendment No. 2. The Agent shall have received this Amendment duly executed by the Borrower, each Guarantor, Lenders constituting Required Lenders and the Agent.

      SECTION 4.1.2. LLC Reorganization. The Agent shall have received the following:

            (a) each Organic Document of each New LLC Obligor, together with each of the items described in Section 5.1.1 of the Credit Agreement with respect to each New LLC Obligor,

            (b) certificates evidencing the membership interests of each of the New LLC Obligors, duly delivered in pledge under the Pledge Agreements, together with all appropriate instruments of transfer necessary or desirable to effect the transfer thereof,

            (c) to the extent requested by the Agent, Uniform Commercial Code Financing Statements, naming the respective New LLC Obligors as "debtors," to be filed in such jurisdictions as the Agent shall reasonably request,

            (d) an instrument signed by each New LLC Obligor pursuant to which it agrees to assume all of the Obligations and to be a "Guarantor" and an "Obligor" under the Credit Agreement and the Guarantor Security Agreement, and

            (e) an opinion of Rubin Baum Levin Constant & Friedman, counsel to the Borrower, the Guarantors and the New LLC Obligors, substantially in the form of Exhibit M to the Credit Agreement, but solely with respect to the New LLC Obligors.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Lenders and the Agent to enter into this Amendment, each Obligor hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document, and additionally represents and warrants unto the Agent and each Lender as set forth in this Article V.

      SECTION 5.1. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of this Amendment and any other Loan Document to be executed by it in connection with this Amendment are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

            (a) contravene such Obligor's Organic Documents;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Obligor; or

            (c) result in, or require the creation or imposition of, any Lien on any of such Obligor's properties.

      SECTION 5.2. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Obligor of this Amendment or any other Loan Document to be executed by it in connection with this Amendment.

      SECTION 5.3. Validity, etc. This Amendment constitutes and each other Loan Document executed by the Obligors in connection with this Amendment will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of each Obligor enforceable in accordance with their respective terms.

      SECTION 5.4. No Default. As of the date hereof and after giving effect hereto, no Default exists.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

      SECTION 6.1. Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

      SECTION 6.2. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      SECTION 6.3. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by each Obligor and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 6.4. Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BORROWER:

                                        KEY COMPONENTS, LLC,
                                          as the Borrower

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary

                                        GUARANTORS:


                                        B.W. ELLIOTT MANUFACTURING CO., INC.,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        HUDSON LOCK, INC.,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        ESP LOCK PRODUCTS, INC.,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        VALLEY FORGE CORPORATION,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary

                                        CRUISING EQUIPMENT COMPANY,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        GITS MANUFACTURING COMPANY, INC.,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        GLENDINNING MARINE PRODUCTS, INC.,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        ATLANTIC GUEST, INC.,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        HEART INTERFACE CORPORATION,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        MARINE INDUSTRIES COMPANY,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary

                                        TURNER ELECTRIC CORPORATION,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        VFC ACQUISITION COMPANY, INC.,
                                          as a Guarantor

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        GLENDINNING BUILDING, L.L.C.,
                                          as a Guarantor,
                                        by GLENDINNING MARINE PRODUCTS, INC.,
                                          its sole member,

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        GUEST BUILDING, L.L.C., as a Guarantor,
                                        by ATLANTIC GUEST, INC.,
                                          its sole member,

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        B.W. ELLIOTT MANUFACTURING CO., LLC,
                                          as a Guarantor,

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary

                                        HUDSON LOCK, LLC,
                                          as a Guarantor,

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        ESP LOCK PRODUCTS, LLC,
                                          as a Guarantor,

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        GITS MANUFACTURING COMPANY, LLC,
                                          as a Guarantor,

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary


                                        TURNER ELECTRIC, LLC,
                                          as a Guarantor,

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Secretary

                                        AGENT:

                                        SOCIETE GENERALE,
                                           as Agent

                                        By: /s/ Steven J. Pischel
                                           -------------------------------------
                                           Name: Steven J. Pischel
                                           Title: Assistant Secretary

                                        LENDERS:

                                        SOCIETE GENERALE

                                        By: /s/ Steven J. Pischel
                                           -------------------------------------
                                           Title: Steven J. Pischel
                                                  Assistant Secretary


                                        THE BANK OF NEW YORK

                                        By: ____________________________________
                                            Title:


                                        STATE STREET BANK AND TRUST COMPANY

                                        By: ____________________________________
                                            Title:


                                        EUROPEAN AMERICAN BANK

                                        By: ____________________________________
                                            Title:


                                        FIRST SOURCE FINANCIAL LLP,
                                          by FIRST SOURCE FINANCIAL, INC.,
                                          its Agent/Manager

                                        By: ____________________________________
                                            Title:


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                            Title:

                                        LENDERS:

                                        SOCIETE GENERALE

                                        By:
                                           -------------------------------------
                                           Title:


                                        THE BANK OF NEW YORK

                                        By: /s/ Geraldine J. Turkington
                                           -------------------------------------
                                           Title: Vice President
                                                  Geraldine J. Turkington


                                        STATE STREET BANK AND TRUST COMPANY

                                        By: ____________________________________
                                            Title:


                                        EUROPEAN AMERICAN BANK

                                        By: ____________________________________
                                            Title:


                                        FIRST SOURCE FINANCIAL LLP,
                                          by FIRST SOURCE FINANCIAL, INC.,
                                          its Agent/Manager

                                        By: ____________________________________
                                            Title:


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                            Title:

                                        LENDERS:

                                        SOCIETE GENERALE

                                        By: /s/
                                           -------------------------------------
                                           Title:


                                        THE BANK OF NEW YORK

                                        By: ____________________________________
                                            Title:


                                        STATE STREET BANK AND TRUST COMPANY

                                        By: /s/ Sh Patel
                                           -------------------------------------
                                           Title: V.P.


                                        EUROPEAN AMERICAN BANK

                                        By: ____________________________________
                                            Title:


                                        FIRST SOURCE FINANCIAL LLP,
                                          by FIRST SOURCE FINANCIAL, INC.,
                                          its Agent/Manager

                                        By: ____________________________________
                                            Title:


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                            Title:

                                        LENDERS:

                                        SOCIETE GENERALE

                                        By:
                                           -------------------------------------
                                           Title:


                                        THE BANK OF NEW YORK

                                        By: ____________________________________
                                            Title:


                                        STATE STREET BANK AND TRUST COMPANY

                                        By: ____________________________________
                                            Title:


                                        EUROPEAN AMERICAN BANK

                                        By: /s/ Kristen Burke
                                           -------------------------------------
                                           Title: Vice President


                                        FIRST SOURCE FINANCIAL LLP,
                                          by FIRST SOURCE FINANCIAL, INC.,
                                          its Agent/Manager

                                        By: ____________________________________
                                            Title:


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                            Title:

                                        LENDERS:

                                        SOCIETE GENERALE

                                        By: /s/
                                           -------------------------------------
                                           Title:


                                        THE BANK OF NEW YORK

                                        By: ____________________________________
                                            Title:


                                        STATE STREET BANK AND TRUST COMPANY

                                        By: ____________________________________
                                            Title:


                                        EUROPEAN AMERICAN BANK

                                        By: ____________________________________
                                            Title:


                                        FIRST SOURCE FINANCIAL LLP,
                                          by FIRST SOURCE FINANCIAL, INC.,
                                          its Agent/Manager

                                        By: /s/ John P. Thacker
                                           -------------------------------------
                                           Title: John P. Thacker
                                                  Senior Vice President


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                            Title:

                                        LENDERS:

                                        SOCIETE GENERALE

                                        By:
                                           -------------------------------------
                                           Title:


                                        THE BANK OF NEW YORK

                                        By: ____________________________________
                                            Title:


                                        STATE STREET BANK AND TRUST COMPANY

                                        By: ____________________________________
                                            Title:


                                        EUROPEAN AMERICAN BANK

                                        By: ____________________________________
                                            Title:


                                        FIRST SOURCE FINANCIAL LLP,
                                          by FIRST SOURCE FINANCIAL, INC.,
                                          its Agent/Manager

                                        By: ____________________________________
                                            Title:


                                        FIRST UNION NATIONAL BANK

                                        By: /s/ John Anderson
                                           -------------------------------------
                                           Title: Vice President

                                        FLEET BUSINESS CREDIT CORPORATION
                                        (formerly Sanwa Business Credit
                                        Corporation)

                                        By: /s/ Peter L. Skavia
                                           -------------------------------------
                                           Title: Peter L. Skavia
                                                  Senior Vice President


                                        IBJ WHITEHALL BANK & TRUST COMPANY

                                        By: ____________________________________
                                            Title:

                                        SANWA BUSINESS CREDIT CORPORATION


                                        By: ____________________________________
                                            Title:


                                        IBJ WHITEHALL BANK & TRUST COMPANY

                                        By: /s/ Jeffrey M. Goodwill
                                           -------------------------------------
                                           Title: Director

                                   SCHEDULE A

Existing Corporate Obligor                Limited Liability Company
--------------------------                -------------------------

B.W. Elliott Manufacturing Co., Inc.      B.W. Elliott Manufacturing Co., LLC

Hudson Lock, Inc.                         Hudson Lock, LLC

ESP Lock Products, Inc.                   ESP Lock Products, LLC

Gits Manufacturing Company, Inc.             Gits Manufacturing Company, LLC

Marine Industries Company                 Marine Industries Company, LLC

Turner Electric Company                   Turner Electric Company, LLC

Valley Forge Corporation                     Key Components, LLC

                                   SCHEDULE B

                                   SCHEDULE C

                                                                    ATTACHMENT 1

Pledged Interests by Borrower:

                                                           Common Stock
                                   -------------------------------------------------------------
                                                                  % of Shares      % of Shares
                                                     Total         of Pledged       of Pledged
            Pledged                Authorized    Outstanding        Interest         Interest
        Interest Issuer              Shares         Shares        Issuer Owned    Issuer Pledged
--------------------------------   ----------    -----------      ------------    --------------
B.W. Elliott Manufacturing, Co.,
LLC                                   1,000          1,000            100%             100%

Hudson Lock, LLC                      1,000          1,000            100%             100%

ESP Lock Products, LLC                1,000          1,000            100%             100%

Key Components Finance Corp.          1,000            100            100%             100%

Marine Industries Company,
LLC                                   1,000          1,000            100%             100%

Heart Interface Corporation          50,000         19,922            100%             100%

Cruising Equipment Co.               50,000          1,000            100%             100%

Glendinning Marine Products,
Inc.                                  2,500            100            100%             100%

Gits Manufacturing Company,
LLC                                   1,000          1,000            100%             100%

Turner Electric, LLC                  1,000          1,000            100%             100%

Atlantic Guest, Inc.                  3,000          1,046.50(1)       93%             100%

VEC Acquisition Company, Inc.         3,000           1000            100%             100%

Valley Forge International
Corporation                            1000           1000            100%             100%

----------
      (1) Valley Forge owns 973.25 shares.

                                                                    ATTACHMENT 1

Pledged Interests by Atlantic Guest. Inc.:

100% of the membership interests of Guest Building, L.L.C.


Pledged Interests by Glendinning Marine Products, Inc.:

100% of the membership interests of Glendinning Building, L.L.C.

                                   SCHEDULE C

                                                                  SCHEDULE I
                                                                      to
                                                              Security Agreement

Item A. Location of Equipment

Hudson Lock, LLC

      81 Apsley Street, Hudson, MA 01749
      Hudsonville, Michigan

B.W. Elliott Manufacturing Co., LLC

      11 Beckwith Avenue, Binghamton, NY 13902

ESP Lock Products, LLC

      375 Harvard Street, Leominster, MA 01453

Marine Industries Company, LLC

      2655 Napa Valley Corporation Drive, Napa, CA 94558
      Placerville, CA (Pre Plastics)
      Long Beach, CA (Medway)

Gits Manufacturing Company, LLC

      1739 Commerce Drive, Creston, IA 50801
      Somersworth, NH (Dowty Palmer Chenard)
      Bensenville, IL (Alu Bra Foundry; Chicago Metal Casting)
      Eldora, IA (Eldora Plastics)
      Prairie City, IA (Streeter Machine)
      Minneapolis, MN (Dle Products)
      Skokie, IL (Scherer)
      Omaha, NE (Dlmatic)
      Bettendorf, IA (Le Claire Mfg.)
      Chicago, IL (Laystorm)
      Huntington Beach, CA (Aranda)
      Merrifield, MN (Clow Stamping)
      Boston, MA (RPP Corp.)
      Amherst, NH (Dia Com)
      Winona, MN (Midwest Metal)

Turner Electric, LLC

      9510 St. Clair Avenue, Fairview Heights, IL 62208
      512 and 512A South Breese, Milstadt, IL
      1200 B&H Industrial City, Milstadt, IL
      1101 N. Illinois St., Belleville, IL (Century Brass)
      210 Kaskaskid, Red Bud, IL (G&S Foundry)

Item B. Location of Inventory

Hudson Lock, LLC

      81 Apsley Street, Hudson, MA 01749
      Hudsonville, Michigan

B.W. Elliott Manufacturing Co., LLC

      11 Beckwith Avenue, Binghamton, NY 13902

ESP Lock Products, LLC

      375 Harvard Street, Leominster, MA 01453

Marine Industries Company, LLC

      2655 Napa Valley Corporation Drive, Napa, CA 94558
      11815 Burke St., Santa Fe Springs, CA
      385 Glen Cove Road, Greenvale, N.Y. 11548

Gits Manufacturing Company, LLC

      1739 Commerce Drive, Creston, IA 50801
      Los Angeles, CA (Garrett)
      Lincoln, NE (WIP)
      Thailand

Turner Electric, LLC

      9510 St. Clair Avenue, Fairview Heights, IL 62208
      512 and 512A South Breese, Milstadt, IL
      1200 B&H Industrial City, Milstadt, IL
      1205 Hayes industrial Drive, Marietta, GA (Equity Utility Service) P.O. Box 26566, Richmond, VA 23230 (WESCO)

Item C. Location of Bank Account

      Bank Name and Address         Account Number         Contact Person
      ---------------------         --------------         --------------

Hudson Lock, LLC

      Community National Bank       120111
      17 Pope Street
      Hudson, MA 01749

      Same                          206040

      BSB Bank & Trust              340088665              Dana Lustic
      68 Exchange Street
      Binghamton, NY 13901

B.W. Elliott Manufacturing Co., LLC

      BSB Bank & Trust              340048214              Dana Lustic
      68 Exchange Street
      Binghamton, NY 13901

      Same                          340048206              Same

      Same                          410361410              Same

      Same                          325056232              Same

      Chase Manhattan Bank          585-002134             Customer Service
      2 Court Street
      Binghamton, NY 13901

      Bank Name and Address         Account Number         Contact Person
      ---------------------         --------------         --------------

ESP Lock Products, LLC

      BSB Bank & Trust              340093285              Lara Hurley-Wood
      68 Exchange Street
      Binghamton, NY 13901

      First Mass. Bank              0302250095             Ann Fowler
      339 Main Street
      Worcester, MA 01609

      First Mass. Bank              0302250105             Ann Fowler
      339 Main Street
      Worcester, MA 01609

Marine Industries Company, LLC

      WestAmerica Bank              514-62178-8
      Commercial Blvd.              508-27716-7
      Novato, CA 94949

Gits Manufacturing Company, LLC

      First National Bank           398651
      101 W. Adams                  398669
      Creston, IA 50801

Turner Electric, LLC

      Magna Bank                    192457
      19 Public Square
      Belleville, IL 62222

      Boatmen's Bank                51-0100-993727
      P.O. Box 236
      St. Louis, MO 63166

      Boatmen's Bank                35-0119-028265
      2200 Westport Plaza Drive
      St. Louis, MO 63146

                                                                 SCHEDULE II
                                                                      to
                                                              Security Agreement

Item A. Patents

Hudson Lock, LLC

      See Exhibit A attached hereto.

B.W. Elliott Manufacturing Co., LLC

      See Exhibit B attached hereto.

ESP Lock Products, LLC

      See Exhibit C attached hereto.

Marine Industries Company, LLC

      Drop-In Grill            Design Patent D379,001         Issued 4/29/97
      Drinkholder                       5,603,477             Issued 2/18/97
      Drop-In Horn                      5,703,335             Issued 12/30/97
      Ornamental design                 D301,210                 05/23/89
        for marine horn(1)
      Marine horn installation(2)       4,825,800                05/02/89
      Contour Grip
           Electrical Connector        Des 411,170               06/22/99
      Solar Power Ventilator           Des 281,274               10/05/95
      Motor for Boat
           Windshield Wiper            Des 363,264               10/17/95

----------

(1) In the name of American Foreign Industries, Inc., a predecessor to Marine Industries Company.

(2) In the name of American Foreign Industries, Inc., a predecessor to Marine Industries Company.

Turner Electric, LLC

      914,254       Canadian Patent     Torque Impact Converter
    4,894,988       Issued 1/23/90      (U.S.) Hydraulic System for operating
                                        switching devices
    1,317,529       Issued 4/11/93      (Canada) Hydraulic System for operating
                                        switching devices
    4,492,835       Issued 1/8/85       Load Interrupting Device

Gits Manufacturing Company, LLC

      See Exhibit D attached hereto.

Item B. Patent Licenses

Hudson Lock, LLC

      [None]

B.W. Elliott Manufacturing Co., LLC

      [None]

ESP Lock Products, LLC

      [None]

Marine Industries Company, LLC

      [None]

Gits Manufacturing Company, LLC

      [None]

Turner Electric, LLC

      [None]

                                                                 SCHEDULE III
                                                                       to
                                                              Security Agreement

Item A. Trademarks

Hudson Lock, LLC

      [None]

B.W. Elliott Manufacturing Co., LLC

      [None]

ESP Lock Products, LLC

      See Exhibit C attached hereto.

Marine Industries Company, LLC

      MARINCO          997,946   11/12/74    Electronic cables and electrical
                                             hull fittings in international
                                             class 9

      SALTWATER WIRE 1,793,275    9/14/93    electrical wire and cable in
                                             international class 9 on the
                                             Supplemental Register

      SEATEAK(3)     1,292,887   09/04/84    game and utilitarian marine
                                             furniture and fittings, and
                                             household racks for marine use
                                             in international class 20

Gits Manufacturing Company, LLC

       [None]

Turner Electric, LLC

       Battery Use Gauge (BUG)

       Managed Outlet (Little off)

----------

(3) In the name of American Foreign Industries, Inc., a predecessor to Marine Industries Company, LLC.

Item B. Trademark Licenses

Hudson Lock, LLC

      [None]

B.W. Elliott Manufacturing Co., LLC

      [None]

ESP Lock Products, LLC

      [None]

Marine Industries Company, LLC

      [None]

Gits Manufacturing Company, LLC

      [None]

Turner Electric, LLC

      [None]

                                                                 SCHEDULE IV
                                                                      to
                                                              Security Agreement

Item A. Conyrights/ Mask Works

Hudson Lock, LLC

      [None]

B.W. Elliott Manufacturing Co., LLC

      [None]

ESP Lock Products, LLC

      [None]

Marine Industries Company, LLC

      [None]

Cruising Equipment Co.

      [None]

Gits Manufacturing Company, LLC

      [None]

Turner Electric, LLC

      [None]

Item B. Copyright/ Mask Work Licenses

Hudson Lock, LLC

      [None]

B.W. Elliott Manufacturing Co., LLC [None]

ESP Lock Products, LLC

      [None]

Marine Industries Company, LLC

      [None]

Gits Manufacturing Company, LLC

      [None]

Turner Electric, LLC

      [None]

                                                                  SCHEDULE V
                                                                      to
                                                              Security Agreement

                        Trade Secret or Know-How Licenses

Hudson Lock, LLC

      [None]

B.W. Elliott Manufacturing Co., LLC

      [None]

ESP Lock Products, LLC

      [None]

Marine Industries Company, LLC

      [None]

Gits Manufacturing Company, LLC

      [None]

Turner Electric, LLC

      [None]